UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2004

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices)  (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On December 2, 2004, Inverness Medical Innovations, Inc. (the “Company”) issued a press release entitled  “Inverness Medical Innovations Announces Plan to Restate Previously Issued Financial Statements,” a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. Additional disclosures relating to the matters discussed in the press release are included below under Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 29, 2004, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that certain of the Company’s previously issued financial statements must be restated because they contain an unintentional error in the application of accounting principles generally accepted in the United States (“GAAP”) relating to the Company’s calculation of its provision for income taxes and the related deferred tax assets. The Audit Committee reached its conclusion after discussions with management and the Company’s independent auditor, who agreed that under GAAP the Company should have recorded a valuation reserve against the deferred tax assets associated with certain net operating loss carryforwards. The correction of this error will result in incremental non-cash provisions of income taxes.

The Audit Committee has discussed with the Company’s independent auditor the matters disclosed in this filing.

The previously issued financial statements of the Company which must be restated as a result of the error described above and should no longer be relied upon are its audited financial statements for the fiscal years ending December 31, 2002 and 2003 and the Company’s unaudited financial statements for interim periods during fiscal years 2002, 2003 and 2004.  The Company will file amended reports (including restated financial statements) with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 2, 2004, entitled “Inverness Medical Innovations Announces Plan to Restate Previously Issued Financial Statements”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: December 2, 2004	By:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 2, 2004, entitled “Inverness Medical Innovations Announces Plan to Restate Previously Issued Financial Statements”